Operations	12 Months Ended
Dec. 31, 2022
Operations
Operations

1 Operations

Braskem S.A. is a public corporation headquartered in Camaçari, Bahia (“BA”), which, jointly with its subsidiaries (hereinafter “Braskem” or “Company”), is controlled by Novonor S.A. (“Novonor”), which directly and indirectly holds interests of 50.11% and 38.32% in its voting and total capital, respectively. The ultimate parent company of Braskem is Kieppe Patrimonial S.A.

The Braskem’s shares are traded on B3 S.A. Brasil, Bolsa, Balcão (“B3”), under the tickers BRKM3, BRKM5 and BRKM6, and on the New York Stock Exchange (“NYSE”) under the ticker BAK and on the Madrid Stock Exchange (“LATIBEX”) under the ticker XBRK.

Braskem also is engaged, among others, in the manufacture, sale, import and export of chemicals, petrochemicals and fuels, the production, supply and sale of utilities such as steam, water, compressed air and industrial gases, as well as the provision of industrial services and the production, supply and sale of electric energy and natural gas for its own use and use by other companies. Braskem also invests in other companies.

The Company has industrial plants in Brazil, the United States, Germany, and Mexico. The units produce thermoplastic resins, such as polyethylene (“PE”), polypropylene (“PP”), polyvinyl chloride (“PVC”) and other basic petrochemicals.

Operations of subsidiary Braskem Idesa S. A. P. I. (“Braskem Idesa”)

On September 27, 2021, Braskem Idesa signed the following documents:

(i) amendment to the ethane supply agreement (“Amendment”) with PEMEX; and

(ii) agreement with Petróleos Mexicanos, PEMEX Logística and other Mexican government entities, establishing administrative support measures, especially to obtain of licenses, permits and rights of way for the project to build an ethane import terminal with the capacity to meet all Braskem Idesa's feedstock requirements ("Terminal Agreement”).

The Amendment changed the minimum contractual volume commitment to 30,000 barrels/day until the limit date of February 2025 (subject to extensions in the event of delay in obtaining the licenses for the terminal's construction). The terminal's startup is expected in the second half of 2024. The terminal project is designed to supplement ethane supply in Mexico by gaining access to new feedstock sources.

The Amendment further established first-refusal rights for Braskem Idesa in the acquisition of all ethane that PEMEX has available and does not consume in its own production process through 2045, at prices based on international references. The approvals required for the Amendment and Terminal Agreement to come into force were obtained in October 2021 and the Amendment started producing effects retroactive to February 26, 2021, the execution date of the memorandum of understanding.

On June 14, 2022, Braskem Idesa signed agreements with Advario B.V. to sell 50% of the capital stock of Terminal Química Puerto México (“Terminal Química”), the subsidiary of Braskem Idesa responsible for developing and operating the ethane import terminal in Mexico.

In March 2023, the conditions for the conclusion of the agreement were fulfilled and Advario B.V. made a payment of US$56 million (R$292 million) to Braskem Idesa for the acquisition of 50% of equity interest in Terminal Química.